EXHIBIT 10.1
WAIVER AND AMENDMENT dated as of April 15, 2025 (this “Waiver”), to the AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT dated as of October 15, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among GANNETT CO., INC., a Delaware corporation, GANNETT HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS from time to time party thereto, the LENDERS from time to time party thereto and APOLLO ADMINISTRATIVE AGENCY LLC, as administrative agent and collateral agent (in such capacities, the “Agent”). Capitalized terms used in this Waiver but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that, pursuant to Section 12.02(a)(y) of the Credit Agreement, the Lenders (such Lenders constituting the Required Lenders) consent to a waiver of (a) the limitations set forth in Section 7.02(h) and Section 7.02(m)(ii)(A) of the Credit Agreement to allow the repurchase, on or prior to April 15, 2025, of Notes in an aggregate principal not to exceed $13,950,000 for a purchase price of $14,647,500, plus accrued and unpaid interest up to the date of repurchase, with the proceeds of a Delayed Draw Term Loan (the “Specified Notes Repurchase”), (b) the limitations set forth in Section 1(d) of the Amendment and Restatement Agreement and Section 6.01(s) of the Credit Agreement to allow the proceeds of a Delayed Draw Term Loan to be made on or about April 15, 2025 in an amount equal to $15,000,000 (the “Specified Delayed Draw Term Loan”) to be used in part to fund the Specified Notes Repurchase and (c) the limitations set forth in Section 2.02(a) of the Credit Agreement to allow the Borrower to deliver the Notice of Borrowing with respect to the Specified Delayed Draw Term Loan later than three U.S. Government Securities Business Days prior to the date of the proposed borrowing of the Specified Delayed Draw Term Loan; and
WHEREAS the undersigned Lenders (such Lenders constituting the Required Lenders) are willing to waive (a) the limitations set forth in Section 7.02(h) and Section 7.02(m)(ii)(A) of the Credit Agreement solely to allow the Specified Notes Repurchase, (b) the limitations set forth in Section 1(d) of the Amendment and Restatement Agreement and Section 6.01(s) of the Credit Agreement solely to allow the proceeds of the Specified Delayed Draw Term Loan to be used to consummate the Specified Notes Repurchase and (c) the limitations set forth in Section 2.02(a) of the Credit Agreement solely to allow the Borrower to deliver the Notice of Borrowing with respect to the Specified Delayed Draw Term Loan later than three U.S. Government Securities Business Days prior to the date of the proposed borrowing of the Specified Delayed Draw Term Loan.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Limited Waivers; Amendment. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the undersigned Lenders (such Lenders constituting the Required Lenders) hereby waive:
(a) the limitations set forth in Section 7.02(h) and Section 7.02(m)(ii)(A) of the Credit Agreement solely to allow the Specified Notes Repurchase; and
(b) the limitations set forth in Section 1(d) of the Amendment and Restatement Agreement and Section 6.01(s) of the Credit Agreement solely to allow the proceeds of the Specified Delayed Draw Term Loan to be used to fund the Specified Notes Repurchase; and
(c) the limitations set forth in Section 2.02(a) solely to allow the Borrower to deliver the Notice of Borrowing with respect to the Specified Delayed Draw Term Loan later than three U.S. Government Securities Business Days prior to the date of the proposed borrowing of the Specified Delayed Draw Term Loan.
(d) In addition to the foregoing, the Agent and the Borrower hereby agree that, immediately upon the Borrowing of the Specified Delayed Draw Term Loan, the Amortization Installment Amount for each payment to be made pursuant to Section 2.03(a) of the Credit Agreement after the Waiver Effective Date (as defined below) shall be $17,328,812.91.
SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Agent and to each of the Lenders as follows:
(a) This Waiver has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c) Immediately after giving effect to this Waiver, no Default shall have occurred and be continuing.
SECTION 3. Effectiveness. This Waiver shall become effective as of the date first above written (the “Waiver Effective Date”) when (a) the Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of (i)

the Borrower and (ii) Lenders constituting the Required Lenders and (b) each of the representations and warranties set forth in Section 2 hereof shall be true and correct.
SECTION 4. Effects on the Loan Documents; No Novation. (a) Except as expressly set forth herein, this Waiver shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(d) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(e) On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.
(f) This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(g) This Waiver shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Waiver or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 5. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 12.09, 12.10 and 12.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 6. Counterpart; Electronic Signatures. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Wavier by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telecopier or electronic mail also shall deliver an original executed counterpart of this Waiver but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.
SECTION 7. Expenses. The Borrower hereby agrees to reimburse the Agent for its reasonable, documented out-of-pocket expenses in connection with this Waiver to the extent required under Section 12.04 of the Credit Agreement.
SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Waiver.
SECTION 9.
SECTION 10.
SECTION 11. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

GANNETT HOLDINGS LLC
By Gannett Co., Inc., as its Sole Member By
/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Officer

[Signature Page to Waiver and Amendment – Gannett Holdings LLC]

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APOLLO ADMINISTRATIVE AGENCY LLC, as Agent,
By
/s/ Daniel M. Duval
Name: Daniel M. Duval
Title: Vice President

[Signature Page to Waiver and Amendment – Gannett Holdings LLC]

[[7969237]]

[Lender signature pages on file with the Administrative Agent]
[Signature Page to Waiver and Amendment – Gannett Holdings LLC]

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